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                                                                    EXHIBIT 10.8

                            EXPRESSJET HOLDINGS, INC.

                            2001 STOCK INCENTIVE PLAN



                                  I.   PURPOSE

      The purpose of the EXPRESSJET HOLDINGS, INC. 2001 STOCK INCENTIVE PLAN is to provide a means through which ExpressJet Holdings, Inc., a Delaware corporation, and its subsidiaries may attract able persons to serve as directors, or to enter or remain in the employ of the Company (as defined below) or its subsidiaries, and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its subsidiaries. Accordingly, the Plan provides that the Company may grant to certain employees or directors Restricted Stock Awards, Options, or any combination of the foregoing, as hereinafter set forth.

                                II.   DEFINITIONS

      The following definitions (including any plural thereof) shall be applicable throughout the Plan unless specifically modified by any Section:

      (a) "ADMINISTRATOR" means (i) in the context of Awards made to, or the administration (or interpretation of any provision) of the Plan as it relates to, any person who is subject to Section 16 of the Exchange Act (including any successor section to the same or similar effect, "Section 16"), the Committee, or (ii) in the context of Awards made to, or the administration (or interpretation of any provision) of the Plan as it relates to, any person who is not subject to Section 16, the Chief Executive Officer of the Company (or, if the Chief Executive Officer is not a Director of the Company, the Committee), unless the Plan specifies that the Committee shall take specific action (in which case such action may only be taken by the Committee) or the Committee (as to any Award described in this clause (ii) or the administration or interpretation of any specific provision of the Plan) specifies that it shall serve as the Administrator.

      (b) "AWARD" means, individually or collectively, an Option or Restricted Stock Award.

      (c) "BOARD" means the Board of Directors of the Company.

      (d) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section.
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      (e) "COMMITTEE" means a committee of, and appointed by, the Board comprised solely of two or more outside Directors (within the meaning of the term "outside directors" as used in section 162(m) of the Code and within the meaning of the term "Non-Employee Director" as defined in Rule 16b-3); provided, however, that in the absence of the Board's appointment of such a committee, the Board shall serve as the Committee.

      (f) "COMMON STOCK" means the Class A common stock, $.01 par value, of the Company, or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Section IX(b).

      (g) "COMPANY" shall mean ExpressJet Holdings, Inc., a Delaware corporation, or any successor thereto.

      (h) "DIRECTOR" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

      (i) "EMPLOYEE" means any person (which may include a Director) in an employment relationship with the Company or any subsidiary.

      (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      (k) "GRANT DOCUMENT" means the document or documents evidencing an Award under the Plan, which may be either an agreement between the Company and the Holder as to the Award (with any amendments thereto) or a notice of grant of the Award from the Company to the Holder (including any attached statement of the terms and conditions of the Award and any modifications thereto made in accordance with the Plan).

      (l) "HOLDER" means an employee or a non-employee Director who has been granted an Award.

      (m) "MARKET VALUE PER SHARE" means, as of any specified date, the closing sale price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal securities market in which the Common Stock is then traded. If the Common Stock is not publicly traded at the time a determination of "Market Value per Share" is required to be made hereunder, the determination of such amount shall be made by the Administrator in such manner as it deems appropriate. Notwithstanding the foregoing, the "Market Value per Share" on the date of an initial public offering of Common Stock shall be the offering price under such initial public offering.

      (n) "OPTION" means an Award granted under Section VII.

      (o) "PLAN" means the ExpressJet Holdings, Inc. 2001 Stock Incentive Plan, as amended from time to time.


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      (p) "RESTRICTED STOCK" means shares of Common Stock granted pursuant to a
Restricted Stock Award as to which neither the substantial risk of forfeiture nor the restriction on transfers referred to in Section VIII has expired.

      (q) "RESTRICTED STOCK AWARD" means an Award granted under Section VIII.

      (r) "RULE 16B-3" means Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function.

      (s) "SUBSIDIARY" means any entity (other than the Company) with respect to which the Company, directly or indirectly through one or more other entities, owns equity interests possessing 50 percent or more of the total combined voting power of all equity interests of such entity (excluding voting power that arises only upon the occurrence of one or more specified events).

                 III.   EFFECTIVE DATE AND DURATION OF THE PLAN

      The Plan shall become effective upon the date of its adoption by the Board; provided, that the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision of the Plan or in any Grant Document, no Option shall be exercisable, and no Restricted Stock Award shall vest, prior to such stockholder approval. No further Awards may be granted under the Plan after 10 years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been satisfied or expired, and all restrictions imposed upon Restricted Stock Awards granted under the Plan have been eliminated or the Restricted Stock Awards have been forfeited.

                              IV.   ADMINISTRATION

      (a) ADMINISTRATOR. The Plan shall be administered by the Administrator, so that (i) Awards made to, and the administration (or interpretation of any provision) of the Plan as it relates to, any person who is subject to Section 16, shall be made or effected by the Committee, and (ii) Awards made to, and the administration (or interpretation of any provision) of the Plan as it relates to, any person who is not subject to Section 16, shall be made or effected by the Chief Executive Officer of the Company (or, if the Chief Executive Officer is not a Director of the Company, the Committee), unless the Plan specifies that the Committee shall take specific action (in which case such action may only be taken by the Committee) or the Committee (as to any Award described in this clause (ii) or the administration or interpretation of any specific provision of the Plan) specifies that it shall serve as the Administrator.

      (b) POWERS. Subject to the express provisions of the Plan, the Administrator shall have authority, in its discretion, to determine which employees or Directors shall receive an Award, the time or times when such Award shall be granted, and the number of shares to be subject to each Award. In making such determinations, the Administrator shall take into account the nature of the services rendered by the respective employees or Directors, their present and potential contribution to the Company's success and such other factors as the Administrator in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Administrator shall also have the power to construe the Plan and the respective agreements executed hereunder,


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to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the Grant Documents, and to make all other determinations necessary or advisable for administering the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Grant Document relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Administrator on the matters referred to in this Section IV shall be conclusive; provided, however, that in the event of any conflict in any such determination as between the Committee and the Chief Executive Officer of the Company, each acting in capacity as Administrator of the Plan, the determination of the Committee shall be conclusive.

               V.   SHARES SUBJECT TO THE PLAN, AWARD LIMITATIONS,
                               AND GRANT OF AWARDS

      (a) SHARES SUBJECT TO THE PLAN; AWARD LIMITATIONS. Subject to adjustment as provided in Section IX(b), the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 3,200,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, the rights of its Holder terminate, or an Award is paid in cash or is settled in a manner such that all or some of the shares of Common Stock covered by the Award are not issued to the Holder, any shares of Common Stock then subject to such Award shall again be available for the grant of an Award under the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that (i) may be subject to Options granted to any one individual during any calendar year may not exceed 500,000 shares, and (ii) may be granted as Restricted Stock Awards may not exceed 250,000 (in each case subject to adjustment as provided in Section IX(b)). The limitation set forth in clause (i) of the preceding sentence shall be applied in a manner which will permit compensation generated in connection with Options awarded under the Plan by a committee comprised solely of two or more outside Directors to constitute "performance based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced.

      (b) GRANT OF AWARDS. The Administrator may from time to time grant Awards to one or more employees or Directors determined by it to be eligible for participation in the Plan in accordance with the provisions of Section VI.

      (c) STOCK OFFERED. Subject to the limitations set forth in Section V(a) above, the stock to be offered pursuant to an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.


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                                VI.   ELIGIBILITY

         Awards may be granted only to persons who, at the time of grant, are employees or Directors. An Award may be granted on more than one occasion to the same person and, subject to the limitations set forth in the Plan, Awards may consist of any combination of Options and Restricted Stock Awards.

                              VII.   STOCK OPTIONS

      (a) OPTION PERIOD. The term of each Option shall be as specified by the Administrator at the date of grant.

      (b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Administrator.

      (c) NO INCENTIVE STOCK OPTIONS. Options granted under the Plan shall not constitute incentive stock options within the meaning of section 422 of the Code.

      (d) OPTION GRANT DOCUMENT. Each Option shall be evidenced by an Option Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve. An Option Grant Document may provide for the payment of the option price, in whole or in part, by delivery of a number of shares of Common Stock (plus cash if necessary) having a Market Value per Share equal to such option price. Moreover, an Option Grant Document may provide for a "cashless exercise" of the Option by establishing procedures satisfactory to the Administrator with respect thereto. The terms and conditions of the respective Option Grant Documents need not be identical.

      (e) OPTION PRICE AND PAYMENT. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be set forth in the Option Grant Document and shall be determined by the Administrator but, subject to adjustment as provided in Section IX(b), such purchase price shall not be less than the Market Value per Share of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Administrator. The purchase price of the Option or portion thereof shall be paid in full in the manner specified by the Administrator.

      (f) STOCKHOLDER RIGHTS AND PRIVILEGES. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and credited to the Holder's account or for which certificates representing such Common Stock have been registered in the Holder's name.

      (g) OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER ENTITIES. Options may be granted under the Plan from time to time in substitution for options held by individuals employed by corporations or other entities who become employees or Directors as a result of a merger or consolidation or other business transaction with the Company or any subsidiary.


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                         VIII.   RESTRICTED STOCK AWARDS

      (a) OWNERSHIP OF RESTRICTED STOCK. Each grant of Restricted Stock pursuant to a Restricted Stock Award will constitute an immediate transfer of record and beneficial ownership of the shares of Restricted Stock to the recipient of the grant in consideration of the performance of services by such recipient (or other consideration determined by the Administrator), entitling the recipient to all voting and other ownership rights, but subject to the restrictions hereinafter referred to or contained in the related Grant Document. Each grant may, in the discretion of the Administrator, limit the recipient's dividend rights during the period in which the shares of Restricted Stock are subject to a substantial risk of forfeiture and restrictions on transfer.

      (b) SUBSTANTIAL RISK OF FORFEITURE AND RESTRICTIONS ON TRANSFER. Each grant of Restricted Stock will provide that (i) the shares covered thereby will be subject, for a period or periods determined by the Administrator at the date of grant, to one or more restrictions, including, without limitation, a restriction that constitutes a "substantial risk of forfeiture" within the meaning of section 83 of the Code and applicable interpretive authority thereunder, and (ii) during such period or periods during which such restrictions are to continue, the transferability of the Restricted Stock subject to such restrictions will be prohibited or restricted in a manner and to the extent prescribed by the Administrator at the date of grant.

      (c) RESTRICTED STOCK HELD IN TRUST. Shares of Common Stock awarded pursuant to each Restricted Stock Award will be held in trust by the Company for the benefit of the recipient until such time as the applicable restriction on transfer thereof shall have expired or otherwise lapsed, at which time certificates representing such Common Stock will be delivered to the recipient or such Common Stock will be otherwise credited to the recipient's account.

      (d) RESTRICTED STOCK GRANT DOCUMENT; CONSIDERATION. Each grant of Restricted Stock shall be evidenced by a Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve. The terms and conditions of the respective Restricted Stock Grant Documents need not be identical. Each grant of Restricted Stock may be made without additional consideration or in consideration of a payment by the recipient that is less than the Market Value per Share on the date of grant, as determined by the Administrator.

          IX.   RECAPITALIZATION, REORGANIZATION AND CHANGE IN CONTROL

      (a) NO EFFECT ON RIGHT OR POWER. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company or any subsidiary to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any subsidiary's capital structure or its business, any merger or consolidation of the Company or any subsidiary, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any subsidiary or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      (b) CHANGES IN COMMON STOCK. The provisions of Section V(a) imposing limits on the numbers of shares of Common Stock covered by Awards granted under the Plan, as well as


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the number or type of shares or other property subject to outstanding Awards and the applicable option prices per share, shall be adjusted appropriately by the Committee in the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events.

      (c) CHANGE IN CONTROL. As used in the Plan (except as otherwise provided in an applicable Grant Document), the term "Change in Control" shall mean (i) a merger of the Company with another entity, a consolidation involving the Company, or the sale of all or substantially all of the assets of the Company to another entity if, in any such case, the holders of equity securities of the Company (and their respective affiliates) immediately prior to such transaction or event do not beneficially own immediately after such transaction or event equity securities of the resulting entity entitled to greater than 50% of the votes then eligible to be cast in the election of directors generally (or comparable governing body) of the resulting entity, (ii) the dissolution or liquidation of the Company, (iii) when any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the combined voting power of the Company's outstanding securities, or
(iv) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board; provided, however, that the term "Change in Control" shall not include (A) the distribution to the stockholders of Continental Airlines, Inc. ("Continental") of the Company's common stock owned by Continental (the "Spin-Off") and (B) any equity security ownership or action taken prior to the Spin-Off by Continental, an affiliate of Continental, or the trustees of any employee benefit plan maintained by Continental. For purposes of the preceding sentence, (1) "resulting entity" in the context of a transaction or event that is a merger or consolidation shall mean the surviving entity unless the surviving entity is a subsidiary of another entity and the holders of common stock of the Company receive capital stock of such another entity in such transaction or event, in which event the resulting entity shall be such other entity, and (2) the term "affiliate" shall mean, with respect to an entity (the "first entity"), an individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or other entity that, directly or indirectly, is controlled by, or is under common control with, the first entity (and the term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the individual or entity, whether through the ownership of voting securities, by contract or otherwise).

      Upon the occurrence of a Change in Control, with respect to each recipient of an Award hereunder, (x) all Options granted to such recipient and outstanding at such time shall immediately vest and become exercisable in full and, except as required by law, all restrictions on the transfer of shares acquired pursuant to such Options shall terminate, and (y) all restrictions applicable to such recipient's Restricted Stock Awards that are outstanding at such time shall be deemed to have been satisfied and such Restricted Stock Awards shall immediately vest in full.

      In addition, except as otherwise provided in the applicable Grant Document, if a recipient of an Award hereunder becomes entitled to one or more payments (with a "payment" including, without limitation, the vesting of an Award) pursuant to the terms of the Plan (the "Total Payments"), which are or become subject to the tax imposed by section 4999 of the Code (or any


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similar tax that may hereafter be imposed) (the "Excise Tax"), the Company or subsidiary for whom the recipient is then performing services shall pay to the recipient an additional amount (the "Gross-Up Payment") such that the net amount retained by the recipient, after reduction for any Excise Tax on the Total Payments and any federal, state and local income or employment tax and Excise Tax on the Gross-Up Payment, shall equal the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the recipient shall be deemed
(aa) to pay federal income taxes at the highest stated rate of federal income taxation (including surtaxes, if any) for the calendar year in which the Gross-Up Payment is to be made, and (bb) to pay any applicable state and local income taxes at the highest stated rate of taxation (including surtaxes, if any) for the calendar year in which the Gross-Up Payment is to be made. Any Gross-Up Payment required hereunder shall be made to the recipient at the same time any Total Payment subject to the Excise Tax is paid or deemed received by the recipient.

                   X.   AMENDMENT AND TERMINATION OF THE PLAN

      The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time, and the Administrator may amend any Award (and its related Grant Document) at any time, except as otherwise specifically provided in such Grant Document; provided that no change in the Plan or any Award theretofore granted may be made that would impair the rights of a Holder with respect to an Award theretofore granted without the consent of such Holder.

                               XI.   MISCELLANEOUS

      (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan nor any action of the Board or the Administrator shall be deemed to give an employee or Director any right to be granted an Award or any other rights hereunder except as may be evidenced by a Grant Document from the Company reflecting a grant by the Company of an Award to such person and setting forth the terms and conditions thereof. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

      (b) NO EMPLOYMENT OR MEMBERSHIP RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

      (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan until there has been compliance with applicable laws and regulations with respect thereto. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to (i) make deductions from any settlement or exercise of an Award made under the Plan, including the delivery of shares, or require shares or cash or both be withheld from any Award, in each case in an amount sufficient to satisfy withholding of any federal, state


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or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations. The Administrator may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (together with cash, as appropriate) to be used to satisfy required tax withholding based on the Market Value per Share of any such shares of Common Stock.

      (d) NO RESTRICTION ON CORPORATE ACTION. Subject to the restrictions contained in Section X, nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action, whether or not such action would have an adverse effect on the Plan or any Award granted hereunder. No employee, Director, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

      (e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Administrator. In the discretion of the Administrator, a percentage (determined by the Administrator and set forth in the applicable Option Grant Document) of the aggregate shares of Common Stock obtained from exercises of an Option (which percentage may be satisfied out of particular exercises as determined by the Administrator and set forth in the applicable Option Grant Document) shall not be transferable prior to the earliest to occur of (x) the termination of the relevant Option term (or such shorter period as may be determined by the Administrator and set forth in the Option Grant Document), (y) the Holder's retirement, death or disability, or (z) termination of the Holder's employment with the Company and its subsidiaries.

      (f) GOVERNING LAW. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of law principles thereof.


















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